SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MARCO COMMUNITY BANCORP, INC.

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

March 28, 2007

Fellow Shareholders:

We are pleased to announce that the 2007 Annual Meeting of Shareholders of Marco Community Bancorp, Inc. will be held at the San Marco Catholic Church Parish Center, 851 San Marco Road, Marco Island, Florida 34145, on April 28, 2007, beginning promptly at 10:00 a.m. A continental breakfast will be served at the Parish Center beginning at 9:00 a.m. If you have any questions or need additional information about these events, please call Laura Jennings at (239) 259-1446.

The Notice of the Annual Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Annual Meeting and provide material information concerning that business. Our directors and officers, as well as representatives of our legal counsel, Igler & Dougherty, P.A. and our independent auditors, Hacker, Johnson & Smith, P.A., will be present at the Annual Meeting.

It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and signing the enclosed Proxy Card. Should you attend the Annual Meeting and prefer to vote in person, you will be given that opportunity.

On behalf of the Board of Directors and all the employees of Marco Community Bancorp, Inc., we look forward to seeing you at the Annual Meeting.

Sincerely,

Richard Storm, Jr.
Chairman of the Board

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT

1770 San Marco Road Marco Island, Florida 34145

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 28, 2007

The 2007 Annual Meeting of Shareholders (“Annual Meeting”) of Marco Community Bancorp, Inc. (“MCBI”) will be held at the San Marco Catholic Church Parish Center, 851 San Marco Road, Marco Island, Florida 34145, on April 28, 2007, beginning promptly at 10:00 a.m. local time. At the Annual Meeting, the holders of MCBI’s outstanding common stock will act on the following items:

1.	The election of eight members of the Board of Directors, each to serve for a one-year term;

2.	Amendments to MCBI’s three Stock Option and Limited Rights Plans;

3.	The ratification of the appointment of Hacker, Johnson & Smith, P.A., as the independent auditors for MCBI and its wholly-owned subsidiaries, for the fiscal year ending December 31, 2007;

4.	The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve any of the foregoing items; and

The transaction of any other business that properly comes before the Annual Meeting, or any adjournment thereof.

All shareholders of record owning shares of MCBI at the close of business on March 13, 2007, are entitled to vote at the Annual Meeting, or any adjournments thereof.

By Order of the Board of Directors,

Bruce G. Fedor
Corporate Secretary

Marco Island, Florida

March 28, 2007

MARCO COMMUNITY BANCORP, INC. • PROXY STATEMENT

1770 San Marco Road Marco Island, Florida 34145

MARCO COMMUNITY BANCORP, INC.

PROXY STATEMENT

These proxy materials are being provided in connection with the solicitation of proxies by the Board of Directors of Marco Community Bancorp, Inc. (“MCBI”) to be voted on at the 2007 Annual Meeting of Shareholders, and any adjournment thereof (“Annual Meeting”). MCBI’s Annual Report, which includes the financial statements for the fiscal year ended December 31, 2006, accompanies this Proxy Statement, which is first being mailed to shareholders on or about March 28, 2007.

Date, Time and Location

➢	Saturday, April 28, 2007

➢	10:00 a.m. local time

➢	The San Marco Catholic Church Parish Center

851 San Marco Road

Marco Island, Florida 34145

Solicitation and Voting of Proxies

This Proxy Statement and the accompanying Proxy Card are being furnished to MCBI shareholders in connection with the solicitation of proxies by the Board of Directors of MCBI.

Regardless of the number of shares of common stock that you own, it is important that your shares be represented by proxy or that you be present at the Annual Meeting. To vote by proxy, please indicate your vote in the spaces indicated on the enclosed Proxy Card and return it signed and dated, in the enclosed postage-paid envelope. Proxies obtained by the Board of Directors will be voted in accordance with the directions given therein. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed proxy will be voted in accordance with the Board of Directors’ recommenda-tions as stated in this Proxy Statement.

In order for us to have a quorum present to be able to convene the Annual Meeting, it is important that your proxy be returned promptly. Therefore, whether or not you plan to be present

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at the Annual Meeting, please complete, sign, and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope, so that your proxy can be counted for purposes of establishing a quorum in order for the Annual Meeting to proceed as scheduled.

Revocation of Proxy

Your presence at the Annual Meeting will not automatically revoke your proxy. How-ever, you may revoke a proxy at any time prior to its exercise by:

➢	Delivering a written notice of revocation to MCBI; or

➢	Delivering a duly executed proxy bearing a later date to MCBI; or

➢	Attending the Annual Meeting and choosing to vote in person.

Voting Procedures

Our Articles of Incorporation do not provide for cumulative voting. Under the Florida Business Corporation Act (“Act”), directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. Our Bylaws provide that a majority of shares entitled to vote and represented in person or by proxy at a shareholder meeting constitutes a quorum. Therefore, each shareholder of record on the record date has the right to vote, in person or by proxy, the number of shares owned by him or her for as many director nominees as there are directors to be elected. For example, if you own five shares, you may vote a maximum of five shares for each director to be elected.

Other matters are approved if affirmative votes cast for a proposal exceed the votes cast against that proposal at a meeting at which a quorum is present, unless a greater number of affirmative votes or voting by classes is required by the Act or our Articles of Incorporation. Abstentions and broker non-votes have no effect on these types of matters under the Act.

If your shares are held in “street name,” under certain circumstances your brokerage firm may vote your shares. Brokerage firms have authority to vote their customers’ shares on certain “routine” matters, including the election of directors. When a brokerage firm votes its customers’ shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote its customers’ shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather are not counted at all for these matters. The amendment of our three Stock Option and Limited Rights Plans is considered to be a non-routine matter.

The close of business on March 13, 2007, has been fixed by the Board of Directors as the “record date” for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournment thereof. On the record date, there were 3,156,384 shares of MCBI common stock outstanding which were held by approximately 506 shareholders.

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MARKET INFORMATION

Our common stock is traded on the Over-the-Counter Bulletin Board (www.otcbb.com) under the symbol “MCBN.” More information on the market for our securities is included in our Annual Report on Form 10-KSB under the heading “Market for Registrant’s Common Equity and Related Stockholder Matters.”

BOARD OF DIRECTORS MEETINGS

During the year ended December 31, 2006, MCBI’s Board of Directors held five regular meetings. All directors attended at least 75% of the total meetings of the Board of Directors and any committees on which he or she served except Melanie J. Hanson, who attended 57%, due to medical reasons. MCBI requires its Directors to attend the Annual Meeting of Shareholders, and in 2006, all of our Directors were in attendance, except for Melanie J. Hanson who was unable to attend because of medical reasons.

COMMITTEES OF THE BOARD OF DIRECTORS

General

MCBI has six standing committees: the Audit Committee; the Corporate Governance Committee; the Executive Committee; the Loan Committee; the Nominating Committee; and the Strategic Planning Committee. The following table lists the members of each Committee.

Board Member	Audit	Corporate Governance	Executive	Loan	Nominating	Strategic Planning
John V. Cofer						Chair

Joel M. Cox	X	X	X	X	—	X

Bruce G. Fedor	—	Chair	X	—	X	—

Jamie B. Greusel	X	X	—	Chair	X	—

Melanie J. Hanson	X	X	—	X	X	—

Robert A. Marks	—	—	X	—	—	—

Stephen A. McLaughlin	—	—	Chair	X	Chair	X

E. Terry Skone	Chair	—	—	Alternate	—	—

Richard Storm, Jr.	—	Ex-Officio	X	Ex-Officio	Ex-Officio	X

The Audit Committee has adopted a formal charter, which is included with this Proxy Statement as Exhibit A. Under its charter, the Committee reviews MCBI’s auditing, accounting, financial reporting and internal control functions, recommends our independent auditor, and reviews the auditor’s services. For further information regarding the Audit Committee, please see the Report of the Audit Committee below.

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The Corporate Governance Committee evaluates MCBI’s corporate policies and procedures, which includes periodically reviewing MCBI’s Articles of Incorporation and Bylaws to determine if any recommended changes need to be made. Special emphasis is placed on compliance with the Sarbanes-Oxley Act of 2002 and federal securities laws.

The Executive Committee has the authority of the Board of Directors when the Board is not in session. The Executive Committee may exercise all powers of the Board of Directors in the management of the business and affairs of MCBI under Florida law.

The Loan Committee evaluates lending opportunities presented to MCBI, including participations with the Bank.

The Nominating Committee meets to evaluate director candidates for MCBI’s Board of Directors. The Board has determined that each member of the Committee is independent as defined by NASDAQ rules. This Committee has not yet adopted a charter and does not have written procedures or a policy on the selection of nominees or the evaluation of shareholder recommendations. Until a charter and nominating procedures are put in place, the Committee will make all such decisions on a case-by-case basis, in which it may consider the nominee’s business background, involvement in the community, prior banking experience, and involvement with the Bank. These are the same criteria used in evaluating candidates selected by the Board. Based on the Company’s size and marketing area, the Board believes these policies are appropriate for MCBI.

The Strategic Planning Committee evaluates possible expansionary activities for MCBI, both in new lines of business and new market areas.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors believes that the members of the Audit Committee are all “Independent Directors” under Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards, in that they have no relationships that would impair their abilities to objectively and impartially execute their duties.

The functions of the Audit Committee are focused on three areas:

•	The adequacy of MCBI’s internal controls and financial reporting process and the reliability of MCBI’s financial statements;

•	The performance of MCBI’s internal auditors and the independence and performance of MCBI’s independent auditors; and

•	MCBI’s compliance with legal and regulatory requirements.

The Audit Committee has met periodically with management to consider the adequacy of MCBI’s internal controls and the objectivity of its financial reporting. These matters were discussed with MCBI’s independent auditors. The Audit Committee also met with the

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independent auditors without management present. The independent auditors have unrestricted access to the members of the Audit Committee. In addition, the Audit Committee also recommends to the Board the appointment of the independent auditors and periodically reviews their performance, fees, and independence from management.

No member of our Audit Committee has the requisite financial expertise to qualify as an “audit committee financial expert” as defined by Securities and Exchange Rules. The Board has determined that, given the size of our organization and the number of competitors in our marketplace, obtaining an “audit committee financial expert” who has the specific bank accounting experience to qualify as such, would be extremely difficult. However, the Board believes that all of our current Audit Committee members have a level of financial literacy and familiarity with banking operations to provide strong financial guidance to the Committee and MCBI, with the assistance of our independent auditors.

Management has primary responsibility for MCBI’s financial statements and the overall reporting process, including the system of internal controls. The independent auditors audit the annual financial statements prepared by management and express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of MCBI in conformity with accounting principles generally accepted in the United States of America, and discuss with the Committee any issues they believe should be raised and addressed. The Audit Committee monitors these processes, relying without independent verification, on the information provided to the Audit Committee and on the representations made by management and the independent auditors.

This year, the Audit Committee reviewed MCBI’s audited financial statements as of, and for, the fiscal year ended December 31, 2006, and met with both management and MCBI’s independent auditors to discuss those financial statements. Management has represented to the Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee received from, and discussed with, MCBI’s independent auditors, Hacker, Johnson & Smith, P.A., the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to the independent auditor’s independence from MCBI. The Committee also discussed with Hacker, Johnson & Smith, P.A., any matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that MCBI’s audited financial statements be included in MCBI’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.

Joel M. Cox        Jamie A. Greusel        Melanie J. Hanson        E. Terry Skone, Chairman

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1770 San Marco Road Marco Island, Florida 34145

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PROPOSAL I. ELECTION OF DIRECTORS

The Board of Directors is presently comprised of nine members, eight of whom are being considered for re-election for a one-year term. To the best of our knowledge, no director nominee is being proposed for election pursuant to any agreement between that person and any other person.

The eight nominees are: John V. Cofer, Joel M. Cox, Bruce G. Fedor, Jamie B. Greusel, Robert A. Marks, Stephen A. McLaughlin, E. Terry Skone and Richard Storm, Jr., who have all indicated their willingness to stand for election and to serve as directors if elected. Should any of the director nominees become unable or unwilling to serve, proxies will be voted for the election of such other person(s) as the Board of Directors may choose to nominate.

As previously discussed in this Proxy Statement, the affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect each director. Abstentions and withheld votes will have the same effect as votes against a director nominee.

Information relating to the business experience and age of MCBI’s director nominees and non-director executive officers is set forth below.

DIRECTOR NOMINEES

John V. Cofer, age 63, has been a director of MCBI since 2004 and has served as Chairman and Chief Executive Officer of MCBI’s subsidiary Commercial Lending Capital Corp. since its founding in 2004. Mr. Cofer previously served as a director of First National Bank of Florida, Naples, Florida from June 2001 to July 2002. He also served as Vice Chairman of Citizens Community Bancorp, Inc. and Chairman of its wholly-owned subsidiary CCB Mortgage Corporation. Mr. Cofer’s prior business interests included a position as Senior Partner of Oxford Development Corp. of Bethesda, Maryland from 1973 to 1988, where he was responsible for the development of over 16,000 apartment units and the management of over 27,000 apartment units in nine states. He also served as President of Krupp Cofer Development and Krupp Realty of Boston, Massachusetts from 1988 to 1990 when he retired. Mr. Cofer is a previous member of the Beach Committee and the Architectural Review Committee of the Marco Island Civic Association, and a previous member of the Board of Directors of Gulfview Condominium Association.

Joel M. Cox, age 68, is a founding director of MCBI and Marco Community Bank, and has over 40 years of experience in the banking and insurance industries. Mr. Cox was Vice President and a director of Cox Insurance Agency, Inc., in Marco Island, from 1984 until 2002. He has also been a director of People’s Community Bank of the West Coast in Sarasota, Florida since 1999, and a director of its parent holding company, People’s Community Bancshares, Inc., since its establishment in 2002. He was also a founding director of Citizens Community Bank of Florida in Marco Island and of its parent holding company, Citizens Community Bancorp, Inc. and served as a director until the companies were acquired by F.N.B. Corporation in April 2001.

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Bruce G. Fedor, age 71, is a non-practicing attorney and a director of MCBI. Mr. Fedor previously was General Counsel for BancFlorida in Naples and Citizens Community Bancorp, Inc. in Marco Island. In between those two positions, he practiced banking and real estate law, as of counsel, with the Naples law firms of Annis, Mitchell, et al, and Harter, Secrest and Emery. From 1988 to 1990, Mr. Fedor was with Cummings and Lockwood, Naples, Florida. Mr. Fedor was also the initial Chairman of the Board for Pelican National Bank, Naples, Florida. Prior to moving to Florida in 1987, Mr. Fedor practiced banking and real estate law in Cleveland, Ohio for 25 years. In 1957, Mr. Fedor received his B.A. degree from the University of Notre Dame and in 1962, received his J.D. degree from the Cleveland-Marshall School of Law at Cleveland State University in Cleveland, Ohio. He presently is a member of the Florida Bar and the Collier County Bar Association.

Jamie B. Greusel, age 45, a director of MCBI since 2004, and a founding director of Marco Community Bank, has been a principal in the Law Office of Jamie B. Greusel, in Marco Island since 1988. She is licensed to practice in both Florida and New Jersey. Ms. Greusel was previously a director of Citizens Community Bank of Florida from 1998 to April 2001. She earned her law degree from Stetson University, cum laude, in 1987 and her B.A. from Juniata College in 1983.

Robert A. Marks, CLU, age 75, a founding director of MCBI and the Marco Community Bank, retired from Metropolitan Life Insurance Company in 1986, after a 30-year career, culminating with his service as a Regional Manager based in Nashville, Tennessee. From 1996 to 2001, he was a director of Citizens Community Bank of Florida and Citizens Community Bancorp, Inc. Mr. Marks received a Chartered Life Underwriter degree in 1971 from the American College of Life Underwriters.

Stephen A. McLaughlin, age 60, is the founding Vice Chairman of the Board and the current Chief Executive Officer of MCBI and a director of Marco Community Bank. Mr. McLaughlin is also involved in the operation of several Maine-based real estate consulting and timber companies, including Stillwater Land & Lumber Limited and Stillwater Associates. He was also a founding director of Citizens Community Bank of Florida and of Citizens Community Bancorp, Inc. and served as a director until both were acquired by F.N.B. Corporation in April 2001. From 1996 to 1998, he served as that bank’s Vice-President for Administration. Mr. McLaughlin graduated from the University of Maine in 1968 with an Electrical Engineering degree.

E. Terry Skone, age 66, is a founding director of MCBI and Marco Community Bank. He retired as President and Chairman of Deerwood Bancorporation, Inc. and of First National Bank of Deerwood, Deerwood, Minnesota in 1997, after 42 years of service. Following his retirement, he was a director of Citizens Community Bancorp, Inc. from 1998 to 1999. He received a B.S. from Gustavus Adolphus College in 1962, and in 1969, graduated from the University of Wisconsin School of Banking.

Richard Storm, Jr., age 65, is the founding Chairman of the Board of MCBI and served as its Chief Executive Officer from 2003 to 2005. He has been a resident of Collier County, Florida for over 26 years. Mr. Storm has more than 30 years of experience in banking and was a

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founding director, Chairman of the Board and Chief Executive Officer of Citizens Community Bank of Florida and its parent holding company, Citizens Community Bancorp, Inc. He served in those capacities until Citizens Community Bancorp, Inc. and its subsidiaries were sold in April 2001 to F.N.B. Corporation. Mr. Storm served as the President and Chief Executive Officer of Citizens Community Bank, a subsidiary of F.N.B. from April 2001 to December 31, 2002. From 1987 to 1994, Mr. Storm served as a director and Corporate Secretary of Citizens National Corporation and as a director of Citizens National Bank, both located in Naples, Florida. Following Citizens National’s merger with AmSouth Bank of Florida in 1994, Mr. Storm served as a City Director of AmSouth Bank until 1995. Mr. Storm was also a director of Danbury Bank and Trust, Danbury, Connecticut from 1973 to 1979 and then after the merger with Connecticut Bank and Trust was appointed a regional director. From 1997 to 1998, he served as a director of the Florida Community Bankers and in 1999 as a director of the Florida Bankers Association. In addition to his many bank affiliations over the years, Mr. Storm has an extensive background in real estate management, marketing, finance and development. He is currently Chief Executive Officer and President of LoanStar Capital, Inc. (a mortgage and venture capital company), President of River Village, Inc. (a condominium development company) and a director of Cumberland Properties, Inc. (a shopping center owner/operator).

Non-Director Executive Officers

Howard B. Montgomery, Jr., age 58, is President, Chief Executive Officer and a director of Marco Community Bank and is President of MCBI. He was President and a Director of Pelican National Bank, and a Director of Pelican Financial, Inc., Naples, Florida, from August 2004 until February 2006. From November 2000 until joining Pelican Financial, he was Chief Operating Officer of CA-TEL Telecommunications, Inc., a regional telecommunications contractor with additional activities in real estate infrastructure construction. From February 2000, he was managing director of a specialized financial services consulting practice specializing in finance and investment banking activities, strategic planning and technology integration, which has no current activities. From November 2000 to June 2002, Mr. Montgomery served as Managing Director, HASCO Finance, Inc./HASCO Services, a specialized asset based lender in Europe. From July 1997 to February 2000, he worked as President, CEO and Director of The Bank of Asheville, a de novo community bank based in Asheville, North Carolina. Mr. Montgomery has over 30 years experience in the financial services industry, including regulatory responsibilities, executive management, large and small institution expansions and development. He holds undergraduate and graduate degrees in Business Administration and Real Estate from the University of Georgia and has been recognized for his contributions to numerous educational efforts on behalf of the banking industry.

Thomas M. Whelan, age 57, became Chief Financial Officer of MCBI and the Bank on February 23, 2004 and also served as acting President of the Bank, from August 2005 until March 2006. From 1999 to February 2004, he was Chief Financial Officer of Bancshares of Florida, Inc. (currently Bank of Florida Corporation) and Executive Vice President and Chief Financial Officer of Bank of Florida, N.A. In 1996, his family relocated to Southwest Florida, where he joined Hendry County Bank as Vice President and Cashier. In May 1997, he was named Interim Chief Executive Officer and President. Following the acquisition of Hendry

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County Bank by Florida Community Bank in February 1998, he served as Executive Vice President in charge of finance, operations and branch administration. Mr. Whelan received his Bachelor of Arts degree in business and management from Ohio Northern University in 1971. He is a 1982 honors graduate of the BAI School in Banking at the University of Wisconsin.

The Board of Directors Recommends that the Shareholders

Vote “For” the Election of the Eight Director Nominees.

BENEFICIAL STOCK OWNERSHIP OF

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the current beneficial ownership of MCBI common stock of each director and non-director executive officer as of the record date. Collectively, these individuals own 37.77% of our outstanding common stock. To the best of our knowledge Messrs. McLaughlin, Skone, and Storm, and Ms. Melanie J. Hanson are the only beneficial owners of more than 5% of MCBI’s common stock.

Directors and Executive Officers	Number of Shares Owned(1)	Right to Acquire(2)	% of Beneficial Ownership(3)
John V. Cofer	46,500	11,250	1.82%

Joel M. Cox	57,735	11,250	2.18%

Bruce G. Fedor	1,575	11,250	0.41%

Jamie B. Greusel	66,032	11,250	2.44%

Melanie J. Hanson(4)	202,025	3,750	6.51%

Robert A. Marks	50,000	11,250	1.93%

Stephen A. McLaughlin	221,250	11,250	7.34%

Howard B. Montgomery, Jr.	0	6,000	0.19%

E. Terry Skone	182,233	0	5.77%

Richard Storm, Jr.	362,914	0	11.50%

Thomas M. Whelan	1,860	13,620	0.49%

All directors and executive officers as a group (11 individuals)	1,192,124	90,870	39.51%

(1)	Includes shares for which the named person:
•	has sole voting and investment power;
•	has shared voting and investment power; or
•	holds in an IRA or other retirement plan or program, unless otherwise indicated in these footnotes.
(2)	Includes options that are exercisable within 60 days of the date of this Proxy Statement.
(3)	Assumes only the indicated individual or group exercises their options.
(4)	Ms. Hanson is not standing for re-election.

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COMPENSATION DISCUSSION AND ANALYSIS

General

The Boards of Directors of both MCBI and its subsidiaries are responsible for overseeing each entity’s executive compensation programs. The Boards’ responsibilities, as they pertain to executive and director compensation, include:

➢	Determining the compensation of executive officers and other senior executives of MCBI and its subsidiaries;

➢

Ensuring that MCBI and its subsidiaries develop, implement and maintain executive reward systems that are contemporary, competitive, reasonable and motivating of executive performance and contribution to MCBI;

➢

Recommending, adopting, administering, amending and terminating all equity-based compensation plans, pension and profit sharing plans, stock purchase plans, stock bonus plans, deferred compensation plans, cash bonus plans (management incentive plans) or other similar plans (“collectively referred to as Compensation Plans”);

➢	Reviewing, approving and recommending the form and amount of all awards provided to eligible executives based on the Compensation Plans;

➢	Establishing a general compensation philosophy for the employees of MCBI and its subsidiaries; and

➢	Determining the form and amount of compensation paid to MCBI’s and its subsidiaries’ outside directors.

Objectives and Philosophy

MCBI’s executive compensation program for it and its subsidiaries is designed to: (i) attract and retain high quality executive officers that are critical to the long-term success of MCBI; and (ii) place an amount of each executive officer’s compensation at risk so that he or she is rewarded for achieving MCBI’s short-term business and long-term strategic goals and for rewarding executive officers for MCBI’s performance in the stock market. The Boards determine target base and total direct compensation levels for each entity’s executive officers based on several factors, including:

•	The executive officer’s role and responsibilities;

•	The significant and perhaps unexpected business challenges that the executive has faced or is likely to face;

•	The total compensation of executives who perform similar duties at other companies;

•	The total compensation for the executive officer during the prior fiscal year;

•	How the executive officer has contributed to MCBI’s performance during the prior year;

•	How the executive officer may contribute to MCBI’s future success; and

•	Other circumstances as appropriate.

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MCBI and its subsidiaries compete for executives in a highly specialized and regulated industry. National, regional and local financial institutions, along with start up financial institutions, all compete for a limited number of qualified executives located in our markets of Collier County, Florida. The Boards’ goal is to design a compensation program that will attract and retain executive officers by rewarding executive officers for performance in relationship to achievement of corporate and personal performance goals. Ideally, we try to target executives to generally fall near the market median for comparable positions reflected in the market data if target levels for the performance measures are achieved. “Total direct compensation” is comprised of the base salary, annual incentives and long-term incentive compensation paid to the executive officer.

The Board also considers limited benefits and other compensation and amounts payable to executive officers. This other compensation includes retirement benefits and potential benefits, which may be payable in a situation involving a change of control of MCBI. The nature of this other compensation is somewhat different because it involves compensation that may be paid in the future depending upon the circumstances.

Long-term compensation is intended both to recognize, over the long-term, services rendered to MCBI and to incent executives to remain with MCBI, so that it can attract and retain high quality executive officers. At this time, a 401(k) plan is the primary long-term compensation plan available to our executives. In addition, we have granted three executives share appreciation rights, which provide for annual payments based on increases in the stock price of MCBI during a given year.

As with other financial institutions, MCBI and its subsidiaries provide various other benefits to their executive officers. Many of these, such as health and disability insurance, are provided to most salaried employees on substantially the same basis. The Bank also provides other perquisites (country club memberships, leased automobiles and automobile allowances) to executive officers depending upon their positions within the Bank.

In the event of a change of control, senior executives of the Bank would typically face a great deal of uncertainty concerning their future with the Bank. Many of our competitors have adopted practices, such as change in control or severance agreements, with their top executives that typically provide the executives with severance and other benefits in the event of certain terminations of employment within a specified period following a change of ownership and termination of employment. Such arrangements help assure their full attention and cooperation in the negotiation process. The Boards continue to believe these types of agreements remain important to MCBI and the Bank. Presently, MCBI has change in control agreements with seven executives of it or the Bank.

Board Process and Practices

Consideration of the following year’s total compensation starts at the beginning of the fourth quarter each year. During the fourth quarter meetings, matters such as changes in philosophy and design, expected performance and historical performance are discussed. Final determinations of salaries, long-term incentive compensation awards and plan designs are made

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at the Boards’ meetings in January. At those meetings, the Boards are also able to review prior year performance and the status of prior awards of long-term incentive compensation. The Boards have found that considering these matters in the fourth quarter allows the Boards to not only factor in the prior year’s financial results and the current year’s operating plan, but also to assess prior year’s compensation. Occasionally, grants of long-term incentive compensation or changes in compensation are made at other meetings in cases such as promotions or new hires. As MCBI’s Chief Executive Officer is not a full time employee, his compensation was only nominal.

Total Compensation – Cash and Stock Incentives

MCBI’s total compensation consists of three components:

➢	Base salary;

➢	Cash performance-based annual incentive;

➢	Stock options, share appreciation rights and deferred compensation

Base Salary

When determining base salary, the Boards take into consideration a number of factors including market data, prior salary, job responsibilities and changes in job responsibilities, achievement of specified goals, individual experience, demonstrated leadership, performance potential, actual performance and retention considerations. These factors are not weighed or ranked in any particular way.

Annual Incentives

Annual cash incentive bonuses are awarded to executive officers based upon their individual performance and the Company’s performance. The Boards determine each individual executive officer’s bonus. MCBI’s and the Bank’s Boards considered the President’s recommendation for the executive officers of MCBI’s subsidiaries. The primary performance measures were based on net income, loan and deposit growth and other measurable factors for each executive.

In 2006, the Board believed that MCBI’s performance was well above average for a financial institution of its age. Therefore, to the extent that annual bonuses were based on these factors, $27,000 in aggregate bonuses were paid to executive officers.

Long-Term Incentive Compensation

MCBI also provides long-term incentive compensation to executive officers of it and its subsidiaries through the 2003 Employees’ Incentive Stock Option and Limited Rights Plan. The Board believes stock-based awards help make the financial interests of management consistent with the shareholders’ interest, since the ultimate value of stock-based awards is tied to the value of MCBI stock.

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The Plan allows us to grant stock options and limited rights. These types of awards measure financial performance over a longer period of time than the other methods of compensation. In 2006, our long-term incentive compensation under the Plan was composed of stock options only.

In addition, MCBI has granted share appreciation rights to three executive officers. These rights provide for cash payments based on the increase in MCBI’s common stock price over the course of the year.

In general, when granting awards, the Board took into account the following subjective and objective factors:

•	each executive officer’s level of responsibility;

•	each executive officer’s contributions to MCBI’s results;

•	retention considerations; and

•	the practices of companies in our market.

Prior to making a grant, the Board also considers the MCBI’s share price, the volatility of the share price and potential dilution. The Board believes that using MCBI stock for a significant portion of these awards helps further align the interests of the executive officers and the shareholders by providing the executive officers with an additional equity stake in MCBI.

MCBI does not have a formal policy regarding ownership of MCBI stock by its executive officers. Similarly, MCBI does not have any specific policy relating to the pledging of or hedging in MCBI securities.

Stock Options

In 2006, the Board granted Stock options for 30,000 shares to one executive officer, the Bank’s Chief Executive Officer. The grants were used as a recruitment tool in that instance. The stock option grant in 2006 had an exercise price equal to the closing price of MCBI on the grant date and vests in five equal annual increments beginning on the first anniversary following the award.

Other Benefits and Perquisites

MCBI’s and its subsidiaries’ executive officers receive other benefits also available to other employees. For example, we provide executive officers and other salaried employees with health and disability insurance, vacation pay and sick pay. MCBI also provides car allowances to three other executive officers. The Bank’s Chief Executive Officer is provided with a country club membership and executive officers are provided with reimbursement of “business development expenses.” The executive officers are responsible for reimbursing MCBI for any “social expenses” incurred, except to the extent that they are specifically, directly and exclusively used to conduct company business.

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2006 Direct Compensation for the Company’s Chief Executive Officer

Stephen A. McLaughlin is the Chief Executive Officer of MCBI and is also a member of the Board. Mr. McLaughlin is not a full time employee of MCBI and was only paid nominal cash compensation of $8,700, consistent with fees paid to other directors.

Change in Control and Other Employment-Related Agreements

MCBI currently has seven outstanding change in control agreements with certain officers of the Bank. The change in control agreements have what is referred to as “double triggers,” in that in addition to a change in control of the Company, the executive must be terminated or not offered a similar position and compensation benefits in order to receive his or her termination benefit. The amount of termination benefit ranges from two to twelve times the executive officer’s monthly salary. The benefits include a lump sum cash payment (base salary only) and continued health benefits for an extended period of time. In addition, the individual stock option agreements for executives awarded stock options provide for full acceleration of all outstanding and unvested equity awards.

Tax Aspects of Executive Compensation

Section 162(m) of the Internal Revenue Code generally limits the corporate tax deduction for compensation paid to the executive officers that is not “performance based” to $1 million annually per executive officer. The annual and long-term incentive plans are designed so that awards granted to the covered individuals meet Section 162(m) requirements for performance-based compensation, and thus, these awards should not be counted toward the $1 million limitation on tax deductions for an executive officer’s compensation in any fiscal year. The annual and long-term incentive plans give MCBI flexibility to pay qualifying performance-based compensation and it is our intention to structure compensation so that Section 162(m) does not adversely affect MCBI’s tax deduction. However, there may be instances in which we determine that we cannot structure compensation accordingly. In those instances, the Boards may elect to structure elements of compensation (such as certain qualitative factors in annual bonuses) to accomplish business objectives that it believes are in the best interests of MCBI and its shareholders, even though doing so may reduce the amount of MCBI’s tax deduction for said compensation.

Other provisions of the Internal Revenue Code also can affect the decisions which the Boards make. Under Section 280G of the Internal Revenue Code, a 20% excise tax is imposed upon executive officers who receive “excess” payments upon a change in control of a public corporation to the extent the payments received by them exceed an amount approximating three times their average annual compensation. The excise tax applies to all payments over one times annual compensation, determined by a five year average. A company also loses its tax deduction for “excess” payments. Our change-in-control agreements provide that all benefits under them will be “grossed up” so that we also reimburse the executive officer for these tax consequences. Although these gross up provisions and loss of deductibility would increase the expense to MCBI, the Board believed it important that the effects of this tax code provision not negate the protections which MCBI intends to provide by means of the change-in-control agreements.

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Board Compensation Report

The duties and responsibilities of the Board of Directors with respect to executive compensation are not governed by a charter, nor is there an established compensation committee. As part of the exercise of its duties, the Board has reviewed and discussed the above “Compensation Discussion and Analysis” contained in this Proxy Statement with management. Based upon that review and those discussions, the Board has incorporated the Compensation Discussion and Analysis by reference in MCBI’s Annual Report on Form 10-K and included in this Proxy Statement.

COMPENSATION TABLE DISCLOSURES

The Summary Compensation Table below shows compensation information regarding Stephen A. McLaughlin, Chief Executive Officer of MCBI, Howard B. Montgomery, Jr., President of MCBI and President and CEO of Marco Community Bank, Brenda E. Dolan, Senior Loan Officer of Marco Community Bank and Thomas M. Whelan, Chief Financial Officer of MCBI. No other executive officer received compensation at a level required to be reported herein by Securities and Exchange Commission regulations.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Option Awards		All Other Compensation		Total
Stephen A. McLaughlin MCBI Chief Executive Officer	2006	$0	$0	0		$8,700	(1)	$8,700

Howard B. Montgomery, Jr. MCBI President	2006	$121,154	$12,500	$38,763	(2)	$7,200	(3)	$140,854

Thomas M. Whelan MCBI Chief Financial Officer	2006	$121,754	$7,500	0		$10,711	(4)	$133,777

Brenda E. Dolan Bank Senior Loan Officer	2006	$116,154	$7,000	0		$8,377	(5)	$128,231

(1)	Directors’ fees.
(2)	Stock option grant on March 6, 2000, of 30,000 shares.
(3)	Automobile allowance.
(4)	Share appreciation rights payout of $6,188 and automobile allowance of $4,523.
(5)	Share appreciation rights payout of $3,300 and automobile allowance of $5,077.

Outstanding Equity Awards at 2006 Fiscal Year-End

MCBI currently grants stock options under its 2002 Key Employee Stock Compensation Program. We believe MCBI’s long term interests are best advanced through stock option grants

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by aligning the interest of our executive officers with those of our other shareholders. All stock options are granted at the then-current fair market value of our common stock at the time of the effective date of the grant. The following tables set forth information concerning award grants to MCBI’s named executive officers for 2006. These awards listed below only consisted of stock option grants.

The following table provides information as of December 31, 2006, regarding the MCBI stock options that have been awarded to the named executive officers under MCBI’s Stock Program. The information listed below pertains to those stock options or portions thereof which have not yet been exercised and are currently outstanding.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards
Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Number of Shares of Stock that Have Not Vested:	Option Exercise Price	Option Expiration Date
	Exercisable	Unexercisable
Stephen A. McLaughlin	11,250	0	0	$6.00	8/18/13

Howard B. Montgomery, Jr.	0	30,000	30,000	$16.00	3/5/16

Thomas M. Whelan	10,500	15,750	15,750	$6.00	2/22/14

Brenda E. Dolan	3,000	12,000	12,000	$6.67	3/21/15

Stock Option Vesting

The following table represents information pertaining to the stock options granted under MCBI’s Stock Program that vested during 2006.

2006 STOCK VESTED TABLE

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Stephen A. McLaughlin	0	$0

Howard B. Montgomery, Jr.	0	$0

Thomas M. Whelan	5,250	$42,788

Brenda E. Dolan	3,000	$4,950

(1)

The value realized is the difference between the closing price of MCBI’s common stock at the time the stock option was exercised and the stock option exercise price, times the number of shares acquired on exercise.

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STOCK OPTIONS GRANTED AND OUTSTANDING IN 2006

The following table sets forth information about the number of shares reserved for issuance under our stock option plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance
Stock option plans approved by security holders	265,413	$8.23	24,014

Equity compensation plans not approved by security holders	0	N/A	0

Total	265,413	$8.23	24,014

Benefits

MCBI currently does not provide medical or related benefits to its officers or directors at the holding company level. Officers of our subsidiaries, however, are provided hospitalization, major medical, long-term disability insurance, dental insurance, and term life insurance under group plans with generally the same terms as are offered to all full-time employees.

Employee Stock Option and Limited Rights Awards

MCBI currently provides for the grant of stock option awards and limited rights awards to its and the Bank’s executive officers and other employees under the 2003 Employees’ Stock Option and Limited Rights Plan (“Plan”), an amendment of which is being consider by MCBI’s shareholders at this year’s Annual Meeting. A total of 187,500 shares of MCBI common stock are currently reserved for issuance under the Plan.

The maximum number of shares an MCBI or Bank employee may in the aggregate be granted options for is 37,500. Employees of MCBI or the Bank may be granted options to purchase shares of common stock, as determined by the Board in its sole discretion.

Options granted under the Plan can be either “incentive stock options” within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended, which are designed to result in beneficial tax treatment to the employee but no tax deduction to MCBI, or “compensatory stock options” which do not give the employee certain benefits of an incentive stock option, but will entitle MCBI to a tax deduction when the options are exercised.

The per share exercise price at which the shares of common stock may be purchased upon exercise of a granted option must be equal to or greater than the Fair Market Value of a share of common stock as of the date of grant. Fair Market Value of a share of common stock is determined as defined in the Plan. In no event can the Fair Market Value be less than $6.00 per share.

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At the discretion of the Board, limited rights may be granted in tandem with options granted under the Plan. Limited rights may only be exercised six months after the date of their grant and they will terminate upon the exercise or termination of the underlying option. A limited right entitles the holder thereof to a cash payment equal to the difference of the option exercise price and the Fair Market Value on the date of exercise. However, limited rights may only be exercised upon a change in control, and when the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related option.

The Board of Directors may set any vesting schedule for options granted under the Plan. All non-vested stock options and limited rights held under the Plan will be immediately canceled when the holder is terminated for “cause” (as that term is defined in the Plan). In the event of the death or disability of a participant, all options and limited rights held under the Plan, whether or not then exercisable, shall be exercisable (by the participant or his or her legal representative) for a period of 12 months following such death or disability. In the event a participant retires, any options or limited rights held under the Plan, whether or not then exercisable, shall be exercisable for a period of 90 days after such retirement.

Employment Contracts

On January 22, 2007, Marco Community Bank made certain modifications to its employment agreement with its Chief Executive Officer and President Howard B. Montgomery, Jr. The agreement, as modified, provides that Mr. Montgomery will serve as Chief Executive Officer and President of Marco Community Bank, for an initial term of one year. Mr. Montgomery is to receive a base salary of $150,000 per year. He is also to receive $5,000 monthly incremental payments of his signing bonus and insurance costs, as well as a $600 per month automobile allowance.

If Mr. Montgomery terminates his employment for “good reason” or if Marco Community Bank terminates his employment other than for “cause,” (as those terms are defined in the agreement) he will be entitled to a severance payment equal to one year’s base salary and the continued provision of health care benefits for a year. Furthermore, if Mr. Montgomery’s employment is terminated incident to a change in control of MCBI or the Bank, he is also to receive the same severance benefits.

Should Mr. Montgomery receive severance benefits under the agreement, he will be prohibited from working for another financial institution in Collier County, Florida for the length of time that he receives such benefits. Regardless of the reason of termination, Mr. Montgomery will also be prohibited from soliciting the business of any Bank customer or the employment of any Bank employee for one year following his termination.

MCBI has also joined in the agreement to provide a stock option to purchase 30,000 shares of MCBI common stock and share appreciation rights for 10,000 shares.

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Additionally, MCBI and the Bank have entered into Change of Control Agreements with six other employees, including Chief Financial Officer Thomas M. Whelan. Pursuant to these agreements, if MCBI or the Bank undergo a Change in Control and the employees are terminated without Just Cause (as those terms are defined in the agreements), the employees shall receive severance pay and continuation of health care coverage for periods ranging from two to twelve months. Additionally, the agreements require that the employees provide between two weeks and one months notice of their resignations and prevents them from competing with the Bank in and near Marco Island for periods ranging from two to six months.

Director Compensation

The Director Compensation Table below discloses the compensation paid to each non-officer MCBI director in 2006.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash
John V. Cofer	$2,225
Joel M. Cox	$7,500
Bruce G. Fedor	$3,475
Jamie B. Greusel	$8,325
Melanie J. Hanson	$3,000
Robert A. Marks	$6,950
E. Terry Skone	$6,025
Richard Storm, Jr.	$3,150

At the 2004 Annual Meeting, the shareholders approved the 2003 Directors’ Stock Option Plan and Limited Rights Plan (“Directors’ Plan”), an amendment to which is being considered at this year’s Annual Meeting. The following is a summary of the material features of the Directors’ Plan, which is qualified in its entirety by reference to the Directors’ Plan, which was included with the 2004 Proxy Statement.

The Directors’ Plan provides for 142,500 shares of MCBI common stock to be reserved for issuance pursuant to the exercise of options. The maximum number of shares an MCBI director may be granted options for is 11,250, the maximum number for a Bank director is 7,500. Each current MCBI and Bank director has already been granted those amounts of options. Any new directors that are elected or appointed to the Boards of MCBI, the Bank, or any subsidiary thereof, may be granted options to purchase shares of common stock, as determined by the Board in its sole discretion.

The purpose of the Directors’ Plan is to promote the growth and profitability of MCBI and the Bank by providing outside directors with an incentive to achieve the long-term objectives of MCBI and the Bank. We believe that the Directors’ Plan will assist in our being able to attract and retain non-employee directors with outstanding competence at MCBI and the Bank, while at the same time, provide such outside directors with an opportunity to acquire an equity interest in MCBI. The Directors’ Plan authorizes the granting of non-statutory stock options (options which do not qualify as incentive stock options). The shares of common stock used under this Plan shall be from authorized and previously unissued shares.

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The per share exercise price at which the shares of common stock may be purchased upon exercise of a granted option will be equal to or greater than the Fair Market Value of a share of common stock as of the Date of Grant. Fair Market Value of a share of common stock shall be as defined in the Directors’ Plan. In no instance shall Fair Market Value be less than $6.00 per share.

At the discretion of the Board, limited rights may be granted in tandem with any options granted under the Director’s Plan. A limited right entitles the holder thereof to a cash payment equal to the difference of the option exercise price and the Fair Market Value on the date of exercise. Limited rights may only be exercised six months after the date of their grant and will terminate upon the exercise or termination of their underlying option. However, the limited rights are only exercisable upon a change in control when the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related option.

The Board may set any vesting schedule for options granted under the Directors’ Plan. All stock options and limited rights held under the Directors’ Plan will be immediately canceled when the holder is removed from the Board for “cause” (as that term is defined in the Directors’ Plan). In the event of the death or disability of a participant, all options and limited rights held under the Directors’ Plan, whether or not then exercisable, shall be fully vested and exercisable (by the participant or his or her legal representative) for a period of 12 months following such death or disability. In the event a participant retires from the Board, any options or limited rights held under the Directors’ Plan, whether or not then exercisable, shall be exercisable for a period of 90 days after such retirement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain directors, executive officers, and principal shareholders (defined as individuals owning 5% or more of MCBI common stock) of MCBI are customers of, and have banking relations with, Marco Community Bank. We have a policy, however, of not making loans to our directors or executive officers. Therefore, as of December 31, 2006, neither MCBI nor its subsidiaries had any loans outstanding to its directors, executive officers, or principal shareholders.

PROPOSAL II. AMENDMENT OF THE 2003 EMPLOYEES’ INCENTIVE,

DIRECTORS’ AND ADVISORY BOARD MEMBERS’ STOCK OPTION

AND LIMITED RIGHTS PLAN

At the 2004 Annual Meeting, MCBI’s shareholders approved the 2003 Employees’ Stock Option and Limited Rights Plan, the 2003 Directors’ Stock Option and Limited Rights Plan and the 2003 Advisory Board Members’ Stock Option and Limited Rights Plan (each a “Company Plan”) for the benefit of officers, other key employees, directors and advisory directors of MCBI and its subsidiaries. With this Proposal, we seek approval to increase the size of the three Company Plans so that the number of MCBI shares of common stock reserved for issuance under

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all three Company Plans is a collective amount equal to 15% of the MCBI common stock outstanding, up to a maximum of 1,500,000 shares. We believe this increase in shares will help us be able to attract and retain qualified management, staff, directors and advisory board members, and is necessary because MCBI has granted all options currently available. If adopted, an additional 184,030 shares will be immediately reserved for issuance under the Company Plans. MCBI has no immediate intention of making nay specific option grants under any of the Company Plans. The full text of each Amended and Restated Company Plan is attached to this Proxy Statement as Exhibit B.

The Board of Directors Recommends that Shareholders Vote “FOR”

The Amendment of the Company Plans.

PROPOSAL III. RATIFICATION OF THE APPOINTMENT OF THE

INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING

DECEMBER 31, 2007

Following consultation with the Audit Committee, the Board of Directors intends to retain the accounting firm of Hacker, Johnson & Smith, P.A. (“Hacker, Johnson”), as the independent auditors for MCBI and the Bank for the fiscal year ending December 31, 2007. A representative from the firm is expected to be present at the Annual Meeting to make a statement and to respond to any shareholder questions.

Audit Fees: The aggregate fees billed for professional services by Hacker, Johnson, in connection with the audit of the annual financial statements and the reviews of the financial statements included in MCBI’s filings with the Securities and Exchange Commission for the fiscal years ended December 31, 2006 and December 31, 2005, were $34,500 and $29,500, respectively.

Audit-Related Fees: In 2006 and 2005, Hacker, Johnson did not bill MCBI for audit-related fees.

Tax Fees: Hacker, Johnson billed MCBI $4,000 in 2006 and $3,000 in 2005, for tax compliance and advice, including the preparation of MCBI’s corporate tax returns.

All Other Fees: Excluding those fees described above, Hacker, Johnson did not bill MCBI in 2006 or 2005 for any other fees.

In all instances, Hacker, Johnson’s performance of these services was pre-approved by MCBI’s Audit Committee at a meeting thereof where all relevant facts were disclosed and discussed.

In order to be adopted, this item must be approved by the holders of a majority of the outstanding shares of MCBI’s common stock present or represented by proxy and entitled to vote at the Annual Meeting. If the shareholders do not vote in favor of the appointment of Hacker, Johnson, the Board of Directors will consider the selection of other auditors that are qualified to practice before the Securities and Exchange Commission.

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The Board of Directors Recommends that Shareholders Vote “For”

the Ratification of Hacker, Johnson & Smith, P.A., as the

Independent Auditors for the Fiscal Year Ending December 31, 2007.

PROPOSAL IV. ADJOURNMENT OF ANNUAL MEETING

The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes to approve Proposals I, II and/or III at the Annual Meeting. In order to permit proxies that have been timely received by MCBI to be voted for an adjournment, we are submitting this item as a separate matter for your consideration.

If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

The Board of Directors Recommends that Shareholders Vote “For”

the Approval of the Adjournment of the Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and any person who beneficially owns more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and more than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms which they file. During 2006, certain of our directors and executive officers who own our stock filed Form 3’s or Form 4’s with the Securities and Exchange Commission. The information on these filings reflects the current ownership position of all such individuals. To the best of our knowledge, during 2006 all such filings by our officers and directors were made timely, except for Jamie B. Greusel (one late filing), E. Terry Skone (three late filings), Bruce G. Fedor (one late filing), Melanie J. Hanson (one late filing) and Richard Storm, Jr. (two late filings).

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in MCBI’s proxy materials for the 2008 Annual Meeting, any shareholder’s proposal to take action at that Meeting must be received at our corporate office at 1770 San Marco Road, Marco Island, Florida 34145, no later than November 15, 2007. Shareholder proposals shall be subject to the requirements of the proxy rules (Regulation 14A) adopted under the Securities Exchange Act of 1934, as amended.

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COMMUNICATIONS WITH THE BOARD OF DIRECTORS

MCBI has no formal procedures to follow for shareholders to communicate with the Board of Directors. Should a shareholder wish to submit a written communication to the Board or an individual director, the shareholder may mail or deliver such communication to Stephen A. McLaughlin, Chief Executive Officer, Marco Community Bancorp, Inc., 1770 San Marco Road, Marco Island, Florida 34145. Should a shareholder wish to address the Board in person, the shareholder may submit such request to Mr. McLaughlin. Depending on the matter the shareholder wishes to discuss with the Board and the Board’s schedule, the Board will consider such a request in determining whether to invite the shareholder to a Board meeting.

SOLICITATION

The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by MCBI. Proxies may be solicited by directors, officers, or our regular employees, in person or by telephone, e-mail, or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE

THE ANNUAL MEETING

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting, other than those matters described in this Proxy Statement. If any other matter should properly come before the Annual Meeting, however, it is intended that the proxies solicited hereby will be voted in accordance with the judgment of the person or persons voting the proxies. If you do not wish to extend such authority, you may limit your proxy by marking the appropriate box on the Proxy Card enclosed with this Proxy Statement.

AVAILABILITY OF ADDITIONAL INFORMATION

Accompanying this Proxy Statement is MCBI’s 2006 Annual Report, which includes our audited financial statements. Our Form 10-KSB serves as the Bank’s Annual Disclosure Statement. Additional copies of MCBI’s Annual Report or Form 10-KSB are available to shareholders at no charge. Any shareholder who would like an additional copy may contact Stephen A. McLaughlin, Chief Executive Officer or Assistant Vice President Laura A. Jennings at (239) 259-1446. Additional information can also be found on our webpage, www. marcocommunitybank.com, under the “Investor Relations” tab.

MCBI currently files periodic reports (including Form 10-KSBs, Form 10-QSBs, Proxy Statements, etc.) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR by MCBI and can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549. The Securities and Exchange Commission maintains a website that contains registration statements, reports, proxy and

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information statements, and other information regarding registrants that file electronically with the Securities and Exchange Commission. Information filed by MCBI is available for review on this website. The address of the website is www.sec.gov.

Marco Community Bancorp, Inc.

March 28, 2007

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EXHIBIT A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

OF MARCO COMMUNITY BANCORP, INC.

Audit Committee Purpose

The Committee is appointed by the Board of Directors of Marco Community Bancorp, Inc. (the “Company”) to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, account and legal compliance.

•	Monitor the independence and performance of the Company’s independent auditors and internal auditing function (including an outsource service provider).

•	Provide an avenue of communication among the independent auditors, management, the internal audit department (including an outsource service provider) and the Board of Directors.

•

The Company’s Audit Committee will serve as the audit committee for the holding company and Marco Community Bank and may have joint meetings serving the audit requirements of both the Company and Marco Community Bank.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee must obtain full Board approval prior to retaining, at the Company’s expense, special legal, accounting, or other consultants or experts, it deems necessary in the performance of its duties.

Audit Committee Composition and Meetings

The Audit Committee shall meet the requirements of NASDAQ Rule 4350(d)(2). Under this rule, the Audit Committee shall be comprised of a minimum of two (2) directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment.

Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually separately or combined with the entire Board, subject to the majority of the independent directors present, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditor, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

1

Audit Committee Responsibilities and Duties

Review Procedures

1.	Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the charter published at least every three years in the Company’s proxy statement.

2.	Review the Company’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3.	In consultation with the management, the independent auditors, and any internal auditors, consider the integrity of the Company’s reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent and internal auditing department together with management’s responses.

4.	Review with management and the independent auditors the company’s quarterly financial results prior to the release of earnings and/or the company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61. The Chair of the Committee or a member of the Committee acting as Chair, may represent the entire Audit Committee for purposes of this review.

Independent Auditors

5.	The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6.	Approve the fees and other significant compensation to be paid to the independent auditors.

7.	The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor any relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors’ assurances of independence it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

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8.	Review the independent auditors audit plan – discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

9.	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

10.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

Internal Audit and Legal Compliance

11.	Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department and/or outsource service provider, as needed.

12.	Review the appointment, performance, and replacement of the senior internal audit executive and/or outsource service provider.

13.	Review significant reports prepared by the outsourced internal audit service provider together with management’s response and follow-up to these reports.

14.	On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

15.	Annually prepare a report to the shareholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.

16.	Perform any other activities consistent with this Charter, the Company’s bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

17.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

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EXHIBIT B

AMENDED AND RESTATED

MARCO COMMUNITY BANCORP, INC.

2003 EMPLOYEES’ INCENTIVE STOCK OPTION AND LIMITED RIGHTS PLAN

1.	PURPOSE

The purpose of Marco Community Bancorp, Inc.’s (“Company”) 2003 Employees’ Incentive Stock Option and Limited Rights Plan (“Employees’ Plan”) is to advance the interests of the Company, its subsidiaries and its shareholders by providing the employees of the Company or its wholly-owned subsidiaries, (“Subsidiaries”), upon whose judgment, initiative and oversight the successful conduct of the business of the Company depends, with an additional incentive to serve as employees for the Company or its Subsidiaries, as well as, to attract people of experience and ability to serve as employees in the future.

2.	DEFINITIONS

(a)	“Board of Directors” means the Board of Directors of the Company.

(b)	“Award” means an Award of Qualified Stock Options (“Stock Option” or “Option”) and/or Limited Rights granted under the provisions of the Employees’ Plan.

(c)	“Committee” means the Board of Directors.

(d)	“Employees’ Plan Year or Years” means a calendar year or years commencing on or after January 1, 2004.

(e)	“Date of Grant” means the actual date on which an Award is granted by the Committee.

(f)	“Common Stock” means the common stock of the Company, par value, $0.01 per share.

(g)

“Fair Market Value” means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System (as published by the Wall Street Journal, if published) on the day prior to such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon. If the Common Stock is not traded on a national market reported by the National Association of Securities Dealers Automated Quotation System, the Fair Market Value means the average of the closing bid and ask sale prices on the previous 90days on which a sale is reported in an over-the-counter transaction. In the absence of any over-the-counter transactions, the Fair Market Value means the average price at which the stock has sold in an arms length transaction during the 90 days immediately preceeding the grant date. In the absence of an arms length transaction during such 90 days, Fair Market Value means the book value of the common stock or the adjusted original issue price of $9.00 per share, whichever is higher.

(h)	“Limited Right” means the right to receive an amount of cash based upon the terms set forth in Section 8.

(i)	“Termination for Cause” means the termination upon an intentional failure to perform stated duties, breach of a fiduciary duty involving personal dishonesty, which results in a loss to the Company or one of its affiliates or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order issued to the Employee, the Company or one of its subsidiaries.

(j)	“Participant” for the Plan means an employee of the Company or its Subsidiaries chosen by the Committee to participate in the Employees’ Plan.

(k)	“Change in Control” of the Company means a change in control that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) or any successor disclosure item; provided that, without limitation, such a Change in Control (as set forth in 12 U.S.C. Section 1841[a][2] of the Bank Holding Company Act of 1956, as amended) shall be deemed to have occurred if any person (as such term is used in Sections 13[d] and 14[d] of the Exchange Act in effect on the date first written above), other than any person who on the date hereof is a director or officer of the Company, (i) directly or indirectly, or acting through one or more other persons, owns, controls or has power to vote 25% or more of any class of the then outstanding voting securities of the Company; or (ii) controls in any manner the election of the directors of the Company. For purposes of this Agreement, a “Change in Control” shall be deemed not to have occurred in connection with a reorganization, e.g. consolidation or merger of the Company where the stockholders of the Company, immediately before the consummation of the transaction, will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the transaction.

(l)	“Date of Affiliation” means the date on which an employee was first employed by the Company or one of its Subsidiaries. The Date of Affiliation for Initial Employees shall be August 19, 2003.

(m)	“Initial Employees” means those employees of the Company or one of its Subsidiaries as of August 19, 2003.

(n)	“Other Company Plans” means the Company’s 2003 Directors’ Stock Option and Limited Rights Plan and the Company’s 2003 Advisory Board Members’ Stock Option and Limited Rights Plan.

3.	ADMINISTRATION

The Employees’ Plan shall be administered by the Board of Directors. The Committee is authorized, subject to the provisions of the Employees’ Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Employees’ Plan and to make whatever determinations and interpretations in connection with the Employees’ Plan it deems as necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Employees’ Plan and on their legal representatives and beneficiaries.

4.	TYPES OF AWARDS

Awards under the Employees’ Plan may be granted in any one or a combination of the following, as defined below in Sections 7 and 8 of the Employees’ Plan:

(a) Qualified Stock Options; and

(b) Limited Rights

5.	STOCK SUBJECT TO THE EMPLOYEES’ PLAN

Subject to adjustment as provided in Section 12, the maximum number of shares reserved for issuance under the Employees’ Plan is 15% of the shares of Common Stock outstanding less the number of shares reserved for issuance under the Other Company Plans, collectively (sometimes referred to herein as “Option Shares”), up to a maximum of 1.5 million shares of Common Stock reserved for issuance under the Employees’ Plan and the Other Company Plans taken as a whole. To the extent that Stock Options or rights granted under the Employees’ Plan or the Other Company Plans are exercised, the shares covered will be unavailable for future grants under the Employees’ Plan or the Other Company Plans; to the extent that options together with any related rights granted under the Employees’ Plan terminate, expire or are canceled without having been exercised or, in the case of Limited Rights exercised for cash, such Option shares shall be added back to the pool of available Option shares, and new Awards may be made with respect to these shares.

6.	ELIGIBILITY

The Employees of the Company and its Subsidiaries (“Employees”) shall be eligible to receive Stock Options and/or Limited Rights under the Employees’ Plan. The maximum number of aggregate Option Shares that a Participant shall be eligible to be awarded shall be 25,000.

7.	GRANT OF NON-STATUTORY STOCK OPTIONS

The Committee may, from time to time, grant Stock Options to Employees. Stock Options granted under this Employees’ Plan are subject to the following terms and conditions:

(a) Price.

The purchase price per share of Common Stock deliverable upon the exercise of each Stock Option shall not be less than the Fair Market Value of the Common Stock on the date the option is granted or $9.00 whichever is greater. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares on the surrender date determined in the manner described in Section 2(g).

(b) Terms of Options.

The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant.

(c) Vesting.

The Committee shall determine whether such Stock Options shall be exercised in installments and set the date on which each Stock Option shall become exercisable. Any required vesting period shall commence on the Date of Grant. The shares comprising any installment may be purchased in whole or in part at any time after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Stock Option may be exercised in whole or in part. Notwithstanding the above, in the event of a Change in Control of the Company, or the death of a Director, all Stock Options shall become immediately exercisable.

(d) Termination of Service.

Upon the termination of a Employees’ service for any reason other than retirement, death or disability or termination for cause, his or her Stock Options shall be exercisable only as to those shares which were immediately purchasable by him at the date of termination and only for a period of 30 days following termination. In the event of retirement, such shares shall be exercisable only for a period of 90 days following retirement. In the event of termination for cause, all rights under his Stock Options shall expire upon termination. In the event of the death or disability of an Employee, all Stock Options held by the Employee, whether or not exercisable at such time, shall be exercisable by the Employee, or the Employee’s legal representatives or beneficiaries for 12 months following the date of his death or disability; provided that in no event shall the period extend beyond the expiration of the Stock Option term.

8.	GRANT OF LIMITED RIGHTS

The Committee may grant a Limited Right simultaneously with the grant of any Option, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Employees’ Plan are subject to the following terms and conditions:

(a) Terms of Rights.

In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only upon the occurrence of all of the following conditions: (i) a Change in Control of the Company; and (ii) the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. Upon exercise, the Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying option pursuant to Section 2(g) herein. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

(b) Payment.

Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

(c) Termination of Service.

Upon the termination of an employees’ service for any reason other than retirement, death or disability or termination for cause, any Limited Rights held by him shall be exercisable only as to those shares of the related Option which were immediately purchasable by him at the date of termination and only for a period of 30 days following termination. In the event of retirement, the limited rights may be exercisable for a period of 90 days following retirement. In the event of Termination for Cause, all Limited Rights shall expire upon termination. In the event of termination of service for reason of death or disability, all Limited Rights held by the employee, whether or not exercisable at such time, shall be exercisable by the employee or his/her legal representatives or beneficiaries for 12 months following the date of his/her death or disability; provided that in no event shall the period extend beyond the expiration of the related Stock Option term.

9.	RIGHTS OF A SHAREHOLDER: NONTRANSFERABILITY

An optionee shall have no rights as a shareholder with respect to any shares covered by a Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Employees’ Plan or in any Award granted confers on any person any right to serve as an Employee for the Company or its Subsidiaries.

No Award under the Employees’ Plan shall be transferable by the optionee other than by will or the laws of descent and distribution and may only be exercised during his lifetime by the optionee, or by a guardian or legal representative or result in Options for fractional shares.

10.	AGREEMENT WITH PARTICIPANTS

Each Award of Options and/or Limited Rights will be evidenced by a written agreement, executed by the Company which describes the conditions for receiving the Awards including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board of Directors or applicable securities law.

11.	DESIGNATION OF BENEFICIARY

A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Stock Option or Limited Rights Award to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then his estate will be deemed to be the beneficiary.

12.	DILUTION AND OTHER ADJUSTMENTS

In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend, split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, the Committee will make such adjustments to previously granted Awards as necessary, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

(a) adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Employees’ Plan;

(b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Employees’ Plan;

(c) adjustments in the purchase price of outstanding Stock Options, or any Limited Rights attached to such Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.

13.	WITHHOLDING

There will be deducted from each distribution of cash and/or Common Stock under the Employees’ Plan the amount of tax required to be withheld by any governmental authority, if any.

14.	AMENDMENT OF THE EMPLOYEES’ PLAN

The Board of Directors may at any time, and from time to time, modify or amend the Employees’ Plan in any respect; provided however, that if necessary to continue to qualify the Employees’ Plan under the Securities and Exchange Commission Rule 16(b)-3, shareholder approval would be required for any such modification or amendments which:

(a)	increases the maximum number of shares for which options may be granted under the Employees’ Plan (subject, however, to the provisions of Section 12 hereof);

(b)	reduces the minimum purchase price at which Awards may be granted;

(c)	extends the period during which options may be granted or exercised beyond the times originally prescribed; or

(d)	changes the persons eligible to participate in the Employees’ Plan.

Failure to ratify or approve amendments or modifications to Subsections (a) through (d) of this Section by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Employees’ Plan will remain in full force and effect.

No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award.

15.	EFFECTIVE DATE OF EMPLOYEES’ PLAN

The Employees’ Plan shall be adopted by the Board of Directors and shall become effective upon such date of adoption, or other date as determined by the Board (“Effective Date”). Following the Effective Date of the Employees’ Plan, the Employees’ Plan shall be submitted to the Company’s shareholders for approval. If the Employees’ Plan is not approved by shareholders, the Employees’ Plan and any Awards granted there under shall be null and void.

16.	TERMINATION OF EMPLOYEES’ PLAN

The right to grant Awards under the Employees’ Plan will terminate upon the earlier of 10 years after the Effective Date of the Employees’ Plan or the exercise of Options or related rights equaling the maximum number of shares reserved under the Employees’ Plan as set forth in Section 5. The Board of Directors has the right to suspend or terminate the Employees’ Plan for any reason, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

17.	APPLICABLE LAW

The Employees’ Plan will be administered in accordance with the laws of the State of Florida.

AMENDED AND RESTATED

MARCO COMMUNITY BANCORP, INC.

2003 DIRECTORS’ STOCK OPTION AND LIMITED RIGHTS PLAN

1.	PURPOSE

The purpose of Marco Community Bancorp, Inc.’s (“Company”) 2003 Directors’ Stock Option and Limited Rights Plan (“Directors’ Plan”) is to advance the interests of the Company, its subsidiaries and its shareholders by providing the directors of the Company or its wholly owned subsidiaries, (“Subsidiaries”), upon whose judgment, initiative and oversight the successful conduct of the business of the Company depends, with an additional incentive to serve on the Board of Directors for the Company or its Subsidiaries, as well as, to attract people of experience and ability to serve as Directors in the future.

2.	DEFINITIONS

(a)	“Board of Directors” means the Board of Directors of the Company.

(b)	“Award” means an Award of Non-Statutory Stock Options and/or Limited Rights granted under the provisions of the Directors’ Plan.

(c)	“Committee” means the Board of Directors of the Company.

(d)	“Directors’ Plan Year or Years” means a calendar year or years commencing on or after January 1, 2004.

(e)	“Date of Grant” means the actual date on which an Award is granted by the Committee.

(f)	“Common Stock” means the common stock of the Company, par value, $0.01 per share.

(g)

“Fair Market Value” means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System (as published by the Wall Street Journal, if published) on the day prior to such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon. If the Common Stock is not traded on a national market reported by the National Association of Securities Dealers Automated Quotation System, the Fair Market Value means the average of the closing bid and ask sale prices on the previous 90 days on which a sale is reported in an over-the-counter transaction. In the absence of any over-the-counter transactions, the Fair Market Value means the average price at which the stock has sold in an arms length transaction during the 90 days immediately preceeding the grant date. In the absence of an arms length transaction during such 90 days, Fair Market Value means the book value of the common stock or the adjusted original issue price of $9.00 per share, whichever is higher.

(h)	“Limited Right” means the right to receive an amount of cash based upon the terms set forth in Section 8.

(i)	“Termination for Cause” means the termination upon an intentional failure to perform stated duties, breach of a fiduciary duty involving personal dishonesty, which results in material loss to the Company or one of its affiliates or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order issued to the Company or one of its subsidiaries.

(j)	“Participant” for the Plan means a director of the Company or its Subsidiaries chosen by the Committee to participate in the Directors’ Plan.

(k)	“Change in Control” of the Company means a change in control that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (AExchange Act@) or any successor disclosure item; provided that, without limitation, such a Change in Control (as set forth in 12 U.S.C. Section 1841[a][2] of the Bank Holding Company Act of 1956, as amended) shall be deemed to have occurred if any person (as such term is used in Sections 13[d] and 14[d] of the Exchange Act in effect on the date first written above), other than any person who on the date hereof is a director or officer of the Company, (i) directly or indirectly, or acting through one or more other persons, owns, controls or has power to vote 25% or more of any class of the then outstanding voting securities of the Company; or (ii) controls in any manner the election of the directors of the Company. For purposes of this Agreement, a “Change in Control” shall be deemed not to have occurred in connection with a reorganization, e.g. consolidation or merger of the Company where the stockholders of the Company, immediately before the consummation of the transaction, will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the transaction.

(l)	“Date of Affiliation” means the date on which a director was first elected or appointed to the Board of Directors of the Company or one of its Subsidiaries. The Initial Board of Directors shall have a Date of Affiliation of August 19, 2003.

(m)	“Initial Board of Directors” means those directors of the Company or one of its Subsidiaries elected or appointed prior to August 19, 2003.

(n)	“Other Company Plans” means the Company’s 2003 Employees’ Incentive Option and Limited Rights Plan and the Company’s 2003 Advisory Board Members’ Stock Option and Limited Rights Plan.

3.	ADMINISTRATION

The Directors’ Plan shall be administered by the Board of Directors. The Committee is authorized, subject to the provisions of the Directors’ Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Directors’ Plan and to make whatever determinations and interpretations in connection with the Directors’ Plan it deems as necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Directors’ Plan and on their legal representatives and beneficiaries.

4.	TYPES OF AWARDS

Awards under the Directors’ Plan may be granted in any one or a combination of the following, as defined below in Sections 7 and 8 of the Directors’ Plan:

(a)	Non-Statutory Stock Options; and

(b)	Limited Rights

5.	STOCK SUBJECT TO THE DIRECTORS’ PLAN

Subject to adjustment as provided in Section 12, the maximum number of shares reserved for issuance under the Directors’ Plan is 15% of the shares of Common Stock outstanding, less the number of shares of Common Stock reserved for issuance under the Other Company Plans, collectively, (sometimes referred to herein as “Option Shares”), up to a maximum of 1.5 million shares of Common Stock reserved for issuance under the Directors’ Plan and the Other Company Plans taken as a whole. To the extent that options or rights granted under the Directors’ Plan or the Other Company Plans are exercised, the shares covered will be unavailable for future grants under the Directors’ Plan or the Other Company Plans; to the extent that options together with any related rights granted under the Directors’ Plan terminate, expire or are canceled without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

6.	ELIGIBILITY

The directors of the Company and its Subsidiaries (“Directors”), except for those directors who are also salaried officers of the Company or its Subsidiaries, shall be eligible to receive Non-Statutory Stock Options and/or Limited Rights under the Directors’ Plan. The maximum number of Option Shares that a Participant shall be eligible to be awarded shall be: (i) Company Directors – 7,500; (ii) Subsidiary Directors – 5,000.

7.	GRANT OF NON-STATUTORY STOCK OPTIONS

The Committee may, from time to time, grant Non-Statutory Stock Options to Directors. Non-Statutory Stock Options granted under this Directors’ Plan are subject to the following terms and conditions:

(a)	Price.

The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall not be less than the Fair Market Value of the Common Stock on the date the option is granted or $9.00 whichever is greater. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares determined in the manner described in Section 2(g).

(b)	Terms of Options.

The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 10 years and one day from the Date of Grant.

(c)	Vesting.

The Committee shall determine the date on which each Non-Statutory Stock Option shall become exercisable in installments. Any required vesting period shall commence on the Participant’s Date of Affiliation. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Non-Statutory Stock Option may be exercised in whole or in part. Notwithstanding the above, in the event of a Change in Control of the Company, or the death of a Director, all Non-Statutory Stock Options shall become immediately exercisable.

(d)	Termination of Service.

Upon the termination of a Directors’ service for any reason other than retirement, death or disability or termination for cause, his or her Non-Statutory Stock Options shall be exercisable only as to those shares which were immediately purchasable by him at the date of termination and only for a period of 30 days following termination and in the event of retirement 90 days following retirement. In the event of termination for cause, all rights under his Non-Statutory Stock Options shall expire upon termination. In the event of the death or disability of a Director, all Non-Statutory Stock Options held by the Director, whether or not exercisable at such time, shall be exercisable by the Director, or the Director’s legal representatives or beneficiaries for twelve (12) months following the date of his death or disability; provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

8.	GRANT OF LIMITED RIGHTS

The Committee may grant a Limited Right simultaneously with the grant of any option, with respect to all or some of the shares covered by such option. Limited Rights granted under the Directors’ Plan are subject to the following terms and conditions:

(a)	Terms of Rights.

In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only upon the occurrence of all of the following conditions: (i) a Change in Control of the Company; and (ii) the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related option.

Upon exercise of a Limited Right, the related option shall cease to be exercisable. Upon exercise or termination of an option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying option pursuant to Section 2(g) herein. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

(b)	Payment.

Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

(c)	Termination of Service.

Upon the termination of a Directors’ service for any reason other than retirement, death or disability or termination for cause, any Limited Rights held by him shall be exercisable only as to those shares of the related option which were immediately purchasable by him at the date of termination and only for a period of 30 days following termination. In the event of Termination for Cause, all Limited Rights shall expire upon termination. In the event of termination of service for reason of death or disability, all Limited Rights held by the Director, whether or not exercisable at such time, shall be exercisable by the Director or his legal representatives or beneficiaries for twelve (12) months following the date of his death or disability; provided that in no event shall the period extend beyond the expiration of the related Non-Statutory Stock Option term.

9.	RIGHTS OF A SHAREHOLDER: NONTRANSFERABILITY

An optionee shall have no rights as a shareholder with respect to any shares covered by a Non-Statutory Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Directors’ Plan or in any Award granted confers on any person any right to continue to serve as a director for the Company or its Subsidiaries.

No Award under the Directors’ Plan shall be transferable by the optionee other than by will or the laws of descent and distribution and may only be exercised during his lifetime by the optionee, or by a guardian or legal representative.

10.	AGREEMENT WITH PARTICIPANTS

Each Award of Options and/or Limited Rights will be evidenced by a written agreement, executed by the Participant and the Company which describes the conditions for receiving the Awards including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board of Directors or applicable securities law.

11.	DESIGNATION OF BENEFICIARY

A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any stock option or Limited Rights Award to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then his estate will be deemed to be the beneficiary.

12.	DILUTION AND OTHER ADJUSTMENTS

In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend, split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

(a) adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Directors’ Plan;

(b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Directors’ Plan;

(c) adjustments in the purchase price of outstanding Non-Statutory Stock Options, or any Limited Rights attached to such options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.

13.	WITHHOLDING

There will be deducted from each distribution of cash and/or Common Stock under the Directors’ Plan the amount of tax required to be withheld by any governmental authority if any.

14.	AMENDMENT OF THE DIRECTORS’ PLAN

The Board of Directors may at any time, and from time to time, modify or amend the Directors’ Plan in any respect; provided however, that if necessary to continue to qualify the Directors’ Plan under the Securities and Exchange Commission Rule 16(b)-3, shareholder approval would be required for any such modification or amendments which:

(a)	increases the maximum number of shares for which options may be granted under the Directors’ Plan (subject, however, to the provisions of Section 13 hereof);

(b)	reduces the minimum purchase price at which Awards may be granted;

(c)	extends the period during which options may be granted or exercised beyond the times originally prescribed; or

(d)	changes the persons eligible to participate in the Directors’ Plan.

Failure to ratify or approve amendments or modifications to Subsections (a) through (d) of this Section by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Directors’ Plan will remain in full force and effect.

No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award.

15.	EFFECTIVE DATE OF DIRECTORS’ PLAN

The Directors’ Plan shall be adopted by the Board of Directors and shall become effective upon such date of adoption, or other date as determined by the Board (“Effective Date”). Following the Effective Date of the Directors’ Plan, the Directors’ Plan shall be submitted to the Company’s shareholders for approval. If the Directors’ Plan is not approved by shareholders the Directors’ Plan and any Awards granted there under shall be null and void.

16.	TERMINATION OF DIRECTORS’ PLAN

The right to grant Awards under the Directors’ Plan will terminate upon the earlier of 10 years after the Effective Date of the Directors’ Plan or the issuance of Common Stock or the exercise of options or related rights equaling the maximum number of shares reserved under the Directors’ Plan as set forth in Section 5. The Board of Directors has the right to suspend or terminate the Directors’ Plan for any reason, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

17.	APPLICABLE LAW

The Directors’ Plan will be administered in accordance with the laws of the State of Florida.

AMENDED AND RESTATED

MARCO COMMUNITY BANCORP, INC.

YEAR 2003 ADVISORY BOARD MEMBERS’

STOCK OPTION AND LIMITED RIGHTS PLAN

1.	PURPOSE

The purpose of Marco Community Bancorp, Inc.’s (“Company”) Year 2003 Advisory Board Members’ Stock Option and Limited Rights Plan (“Members’ Plan”) is to advance the interests of the Company, its subsidiaries and its shareholders by providing the Advisory Board Members of the Company’s wholly owned subsidiaries, upon whose advice the Company and its subsidiaries depends, with an additional incentive to serve on Advisory Boards for the Company’s subsidiaries, as well as, to attract people of experience and ability to serve as Advisory Board Members in the future.

2.	DEFINITIONS

(a)	“Advisory Board Members” means the Advisory Board Members of the Company and its subsidiaries.

(b)	“Award” means an Award of Non-Statutory Stock Options and/or Limited Rights granted under the provisions of the Advisory Board Members’ Plan.

(c)	“Committee” means the Board of Directors of the Company.

(d)	“Members’ Plan Year or Years” means a calendar year or years commencing on or after January 1, 2004.

(e)	“Date of Grant” means the actual date on which an Award is granted by the Committee.

(f)	“Common Stock” means the common stock of the Company, par value, $0.01 per share.

(g)

“Fair Market Value” means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System (as published by the Wall Street Journal, if published) on the day prior to such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon. If the Common Stock is not traded on a national market reported by the National Association of Securities Dealers Automated Quotation System, the Fair Market Value means the average of the closing bid and asked sale prices on the previous 90 days on which a sale is reported in an over-the-counter transaction. In the absence of any over-the-

counter transactions, the Fair Market Value means the average price at which the stock has sold in an arms length transaction during the 90 days immediately preceding the grant date. In the absence of an arms length transaction during such 90 days, Fair Market Value means the book value of the common stock or the adjusted original issue price of $9.00 per share, whichever is higher.

(h)	“Limited Right” means the right to receive an amount of cash based upon the terms set forth in Section 8.

(i)	“Termination for Cause” means the termination upon an intentional failure to perform stated duties, failure to comply with the terms and conditions of the Advisory Board Mission Statement, breach of a fiduciary duty involving personal dishonesty, which results in material loss to the Company or one of its subsidiaries or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order issued to the Company or one of its subsidiaries.

(j)	“Participant” for the Plan means an Advisory Board Member of the Company’s subsidiaries chosen by the Committee to participate in the Members’ Plan.

(k)	“Change in Control” of the Company means a change in control that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) or any successor disclosure item; provided that, without limitation, such a Change in Control (as set forth in 12 U.S.C. Section 1841[a] [2] of the Bank Holding Company Act of 1956, as amended) shall be deemed to have occurred if any person (as such term is used in Sections 13[d] and 14[d] of the Exchange Act in effect on the date first written above), other than any person who on the date hereof is a director or officer of the Company, (i) directly or indirectly, or acting through one or more other persons, owns, controls or has power to vote 25% or more of any class of the then outstanding voting securities of the Company; or (ii) controls in any manner the election of the directors of the Company. For purposes of this Agreement, a “Change in Control” shall be deemed not to have occurred in connection with a reorganization, e.g. consolidation or merger of the Company where the stockholders of the Company, immediately before the consummation of the transaction, will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the transaction.

(l)	“Date of Affiliation” means the date on which an Advisory Board Member was first appointed to an Advisory Board of one of the Company’s subsidiaries.

(m)	“Other Company Plans” means the Company’s 2003 Employees’ Incentive Option and Limited Rights Plan and the Company’s 2003 Directors’ Stock Option and Limited Rights Plan.

3.	ADMINISTRATION

The Advisory Board Members’ Plan shall be administered by the Board of Directors of the Company, which shall hereinafter be referred to as “Committee”. The Committee is authorized, subject to the provisions of the Advisory Board Members’ Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Advisory Board Members’ Plan and to make whatever determinations and interpretations in connection with the Advisory Board Members’ Plan it deems as necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Advisory Board Members’ Plan and on their legal representatives and beneficiaries.

4.	TYPES OF AWARDS

Awards under the Advisory Board Members’ Plan may be granted in any one or a combination of the following, as defined below in Sections 7 and 8 of the Advisory Board Members’ Plan:

(a)	Non-Statutory Stock Options; and

(b)	Limited Rights

5.	STOCK SUBJECT TO THE MEMBERS’ PLAN

Subject to adjustment as provided in Section 12, the maximum number of shares reserved for issuance under the Members’ Plan is 15% of the shares of Common Stock outstanding less the number of shares reserved for issuance under the Other Company Plans, collectively (sometimes referred to herein as “Option Shares”), up to a maximum of 1.5 million shares of Common Stock reserved for issuance under the Members’ Plan and the Other Company Plans taken as a whole. To the extent that options or rights granted under the Members’ Plan or the Other Company Plans are exercised, the shares covered will be unavailable for future grants under the Members’ Plan or the Other Company Plans; to the extent that options together with any related rights granted under the Members’ Plan terminate, expire or are canceled without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

6.	ELIGIBILITY

The Advisory Board Members of the Company’s subsidiaries (“Members”), except for those Advisory Board Members who are also salaried officers and/or Directors of the Company or its subsidiaries, shall be eligible to receive Non-Statutory Stock Options and/or Limited Rights under the Members’ Plan one year after appointment to an Advisory Board. The maximum number of Option Shares that a Participant shall be eligible to be awarded shall be 500.

7.	GRANT OF NON-STATUTORY STOCK OPTIONS

The Committee may, from time to time, grant Non-Statutory Stock Options to Members. Non-Statutory Stock Options granted under this Members’ Plan are subject to the following terms and conditions:

(a)	Price.

The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall not be less than the Fair Market Value of the Common Stock on the date the option is granted or $9.00 whichever is greater. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares determined in the manner described in Section 2(g).

(b)	Terms of Options.

The term during which each Non-Statutory Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 6 years and one day from the Date of Grant.

(c)	Vesting.

The Committee shall determine the date on which each Non-Statutory Stock Option shall become exercisable in installments of 25% per year for four (4) years. Any required vesting period, but no less than twelve (12) months, shall commence on the Participant’s Date of Grant. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Non-Statutory Stock Option may be exercised in whole or in part. Notwithstanding the above, in the event of a Change in Control of the Company, or the death of a Member, all Non-Statutory Stock Options shall become immediately exercisable.

(d)	Termination of Service.

Upon the termination of a Member’s service for any reason other than retirement, death or disability or Termination for Cause, as herein defined, his or her Non-Statutory Stock Options shall be exercisable only as to those shares which were immediately purchasable by him or her at the date of termination and only for a period of 30 days following termination and in the event of retirement 90 days following retirement. In the event of termination for cause, all rights under his or her Non-Statutory Stock Options shall expire upon termination. In the event of the death or disability of a Member all Non-Statutory Stock Options held by the

Member, whether or not exercisable at such time, shall be exercisable by the Member, or the Member’s legal representatives or beneficiaries for twelve (12) months following the date of his or her death or disability; provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

8.	GRANT OF LIMITED RIGHTS

The Committee may grant a Limited Right simultaneously with the grant of any option, with respect to all or some of the shares covered by such option. Limited Rights granted under the Members’ Plan are subject to the following terms and conditions:

(a)	Terms of Rights.

In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only upon the occurrence of all of the following conditions: (i) a Change in Control of the Company; and (ii) the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related option.

Upon exercise of a Limited Right, the related option shall cease to be exercisable. Upon exercise or termination of an option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying option pursuant to Section 2(g) herein. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

(b)	Payment.

Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

(c)	Termination of Service.

Upon the termination of a Member’s service for any reason other than retirement, death or disability or termination for cause, any Limited Rights held by him or her shall be exercisable only as to those shares of the related option which were immediately purchasable by him or her at the date of termination and only for a period of 90 days following termination. In the event of termination for cause all Limited Rights shall expire upon termination. In the event of termination of service for reason of death or disability, all Limited Rights held by the Member, whether or not exercisable at such time, shall be exercisable by the Member or his or her legal representatives or beneficiaries for twelve (12) months following the date of his or her death or disability; provided that in no event shall the period extend beyond the expiration of the related Non-Statutory Stock Option term.

9.	RIGHTS OF A SHAREHOLDER: NONTRANSFERABILLITY

An optionee shall have no rights as a shareholder with respect to any shares covered by a Non-Statutory Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Members’ Plan or in any Award granted confers on any person any right to continue to serve as an Advisory Board Member of the Company’s subsidiaries.

No Award under the Members’ Plan shall be transferable by the optionee other than by will or the laws of descent and distribution and may only be exercised during his or her lifetime by the optionee, or by a guardian or legal representative.

10.	AGREEMENT WITH PARTICIPANTS

Each Award of Options and/or Limited Rights will be evidenced by a written agreement, executed by the Participant and the Company which describes the conditions for receiving the Awards including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the applicable securities law.

11.	DESIGNATION OF BENEFICIARY

A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any stock option or Limited Rights Award to which he or she would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then his or her estate will be deemed to be the beneficiary.

12.	DILUTION AND OTHER ADJUSTMENTS

In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend, split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

(a)	adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Members’ Plan;

(b)	adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Members’ Plan;

(c)	adjustments in the purchase price of outstanding Non-Statutory Stock Options, or any Limited Rights attached to such options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.

13.	WITHHOLDING

There will be deducted from each distribution of cash and/or Common Stock under the Members’ Plan the amount of tax required to be withheld by any governmental authority if any.

14.	AMENDMENT OF THE MEMBERS’ PLAN

The Board of Directors of the Company may at any time, and from time to time, modify or amend the Members’ Plan in any respect; provided however, that if necessary to continue to qualify the Members’ Plan under the Securities and Exchange Commission Rule 16(b)-3, shareholder approval would be required for any such modification or amendments which:

(a)	increases the maximum number of shares for which options may be granted under the Members’ Plan (subject, however, to the provisions of Section 13 hereof);

(b)	reduces the minimum purchase price at which Awards may be granted;

(c)	extends the period during which options may be granted or exercised beyond the times originally prescribed; or

(d)	changes the persons eligible to participate in the Members’ Plan.

Failure to ratify or approve amendments or modifications to Subsections (a) through (d) of this Section by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Members’ Plan will remain in full force and effect.

No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award.

15.	EFFECTIVE DATE OF MEMBERS’ PLAN

The Members’ Plan shall be adopted by the Board of Directors of the Company and shall become effective upon such date of adoption, or other date as determined by the Board of Directors of the Company (“Effective Date”). Following the Effective Date of the Members’ Plan, the Members’ Plan shall be submitted to the Company’s shareholders for approval. If the Members’ Plan is not approved by shareholders the Members’ Plan and any Awards granted thereunder shall be null and void.

16.	TERMINATION OF MEMBERS’ PLAN

The right to grant Awards under the Members’ Plan will terminate upon the earlier of 10 years after the Effective Date of the Members’ Plan or the issuance of Common Stock or the exercise of options or related rights equaling the maximum number of shares reserved under the Members’ Plan as set forth in Section 5. The Board of Directors of the Company has the right to suspend or terminate the Members’ Plan for any reason, provided that no such action will, without the consent of a Participant, adversely affect his or her rights under a previously granted Award.

17.	APPLICABLE LAW

The Members’ Plan will be administered in accordance with the laws of the State of Florida.

REVOCABLE PROXY

MARCO COMMUNITY BANCORP, INC.

2007 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Richard Storm, Jr., Stephen A. McLaughlin, Bruce G. Fedor and Jamie B. Greusel and each of them, with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of the common stock of Marco Community Bancorp, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the San Marco Catholic Church Parish Center, 851 San Marco Road, Marco Island, Florida 34145, on April 28, 2007, at 10:00 a.m., Eastern Time and at any adjournment thereof.

The undersigned shareholder of Marco Community Bancorp, Inc. may revoke this Proxy at any time before it is voted by either delivering a written notice of revocation, delivering a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

		FOR	WITHHOLD AUTHORITY
1.	The election of eight members of the Board of Directors to serve for one-year terms:	☐	☐

INSTRUCTION. To withhold your vote for any individual nominee, strike a line in the nominee’s name listed below.

☐  John V. Cofer  ☐  Joel M. Cox  ☐  Bruce G. Fedor  ☐  Jamie B. Greusel  ☐  Robert A. Marks

☐  Stephen A. McLaughlin  ☐  E. Terry Skone  ☐  Richard Storm, Jr.

2.	Amendment of MCBI’s three Stock Option and Limited Rights Plans.	FOR	AGAINST	ABSTAIN

		☐	☐	☐
3.	Ratification of the appointment of Hacker, Johnson & Smith, P.A., as the independent auditors of Marco Community Bancorp, Inc. for the fiscal year ending December 31, 2007.	FOR	AGAINST	ABSTAIN

		☐	☐	☐
4.	The adjournment of the Annual Meeting to solicit additional proxies in the event that there are not sufficient votes to approve any one or more of the Proposals.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before the Annual Meeting or any adjournments thereof.

NOTE: When properly executed, this Proxy will be voted in the manner directed by the shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED.		STICKER

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person.

The signor acknowledges receipt from Marco Community Bancorp, Inc., prior to the execution of the Proxy, a Notice of Annual Meeting, a Proxy Statement dated March 28, 2007 and an Annual Report.	☒
Signature
☒
Signature if held jointly
No. of Common Shares Voting: Date:

Please check this box if you intend to attend the Annual Meeting in person.  ☐